1 **O2 ROCI Flow：**

Conflict Minerals Flowchart (for O2Micro Only)

Product BOM list
AVL Supplier
Provide and collect EICC & Conflict Minerals compliance Agreement to/from suppliers
Review and summarize EICC information and source documents
Judgments
Evaluation sheet
Conflict Minerals from DRC
Yes
No
Incomplete
Due Diligence on Source
Conflict Minerals from DRC
Yes
No
Prepare Conflict Minerals Report
Independent Auditor Report
SD Disclosure
Prepare Conflict Minerals Report

2 **O2AVL：**

http://doc-control.o2micro.com/

12/30/2021 Conflict Minerals Country of Origin Worksheet

QA
CFS List :	http://www.conflictfreesmelter.org/cfshome.htm
Items maintained in QA folder :	\\hc-storage-20\Local Share\QA\GP\GP Survey\2-Conflict minerals survey (CMRT)-RBA				Including
1. EICC forms from all vendors on Approved Vendors List ("AVL")
2. Declaration forms from all vendors on AVL
3. Source or transaction documents used in reporting conflict minerals usage from vendors on AVL
4. E-mails, communications and other correspondence from all vendors on AVL made hereunder
5. Follow-up communications and emails from vendors who are unable to verify sources of minerals covered under the Conflict Minerals policy.
6. All definitions of Conflict Minerals, and other terms covered under this policy, are defined under the EICC, Section 1502 of the Dodd-Frank Wall Street Reform and Consumer Protection Act (aka, the “Dodd-Frank Act”), and O2Micro's supporting policies and procedures.
Steps taken by O2Micro:	1. QA shall maintain most current AVL prior to performing its performing its annual audit regarding the use of Conflict Minerals.
2. QA shall send EICC compliant forms and declarations, at a minimum, to all vendors on AVL
3. QA shall confirm the collection of all EICC compliant forms and declarations from each member on AVL prior to the deadlines provided by O2Micro, and follow with said vendors who have not yet complied with policy after deadline. O2Micro will use all reasonable efforts to get all members of the AVL to comply with its Conflict Minerals reporting requirements.
4. QA shall prepare the Conflict Minerals COO Worksheet and present to management for review and approval.
5. After final approval, QA shall submit copy of the final Conflict Minerals COO Worksheet for each fiscal year to the finance and legal departments during Q1 of following fiscal year.

Conclusion:	Based on the results of O2Micro's annual Country of Origin (COO) Inquiry, O2Micro reasonably believes that Conflict Minerals have not been used in materials and products used by, or manufactured for, O2Micro.
Update: 2021/12/30
Conclusion
	EICC Templates, Declarations and Source Documents for each vendor			Original Mineral Source Documents				Conflict Minerals Free
Listed on AVL	Assembly Supplier	EICC Template	Declaration	Gold	Tin	Tungsten	Tantalum	Gold	Tin	Tungsten	Tantalum
	ASE-KS	V	V	V	V	NA	NA	C	C	NA	NA
	GTK	V	V	V	V	NA	NA	C	C	NA	NA
	TFME(HFTF)	V	V	V	V	NA	NA	C	C	NA	NA
	SIG-TW	V	V	V	V	NA	NA	C	C	NA	NA
	TICP	V	V	V	V	NA	NA	C	C	NA	NA
	SMC	V	V	NA	V	NA	NA	NA	C	NA	NA
	UCD	V	V	V	V	NA	NA	C	C	NA	NA
	Unisem_M	V	V	NA	NA	NA	NA	NA	NA	NA	NA
	HTXA	V	V	V	V	NA	NA	C	C	NA	NA
	WNX	V	V	V	Refuse to Provide	NA	NA	C	C	NA	NA
	Gelite	V	On-going	V	V	NA	NA	C	C	NA	NA
	TSHT	On-going	On-going	On-going	On-going	On-going	On-going	On-going	On-going	On-going	On-going
	Wafer Fab	EICC template	Declaration	Gold	Tin	Tungsten	Tantalum	Gold	Tin	Tungsten	Tantalum
	CSMC	V	V	NA	NA	Refuse to Provide	NA	NA	NA	C	NA
	X-fab	V	Refuse to Provide	NA	NA	Refuse to Provide	NA	NA	NA	C	NA
	VIS(Vanguard)	V	V	NA	NA	Refuse to Provide	Refuse to Provide	NA	NA	C	C
	PSMC(Original: Maxchip)	V	V	NA	NA	Refuse to Provide	NA	NA	NA	C	NA
	SMIC	V	V	NA	NA	Refuse to Provide	Refuse to Provide	NA	NA	C	C
	AMPI	V	V	NA	NA	NA	NA	NA	NA	NA	NA
	Excelliance	V	V	NA	NA	Refuse to Provide	NA	NA	NA	C	NA
	Tower Jazz	V	V	NA	NA	V	NA	NA	NA	C	NA
	TPSCo	V	V	NA	NA	Refuse to Provide	Refuse to Provide	NA	NA	C	C
	TMC	V	V	NA	NA	NA	NA	NA	NA	NA	NA
	DBH	V	V	NA	NA	V	V	NA	NA	C	NA
	Gigadevice	On-going	On-going	On-going	On-going	On-going	On-going	On-going	On-going	On-going	On-going
Not listed on AVL yet	Global Foundry	V	V	NA	NA	Refuse to Provide	Refuse to Provide	NA	NA	C	C

Legend :
	V= Verified Conflict Minerals free. See codes to right for more details.	Smelter on CFS List	C
		Reasonably reliable representations from vendors and its suppliers	R
	Cannot verify materials are free of Conflict Minerals Further due diligence required.		N

Remarks:
List date:
1. CFS Compliant Tungsten Smelters
Companies that have been determined to be compliant with the CFSP Supply Chain Transparency Smelter Audit Protocol for Tungsten by completing a CFSP compliance audit conducted by an independent third party audit.
Please note that CFSI policy requires that no companies may appear on the CFSP Compliant Tungsten Smelters list until a minimum of three companies meet the criteria for listing.

2. Conflict-Free Smelter Program (CFS)
Compliant Tin Smelter List

3. Conflict-Free Smelter Program
Compliant Tantalum Smelter List

4. Conflict-Free Smelter Program
Compliant Gold Refiners List

Final Rules : A registrant may satisfy the reasonable country of origin standard by obtaining “reasonably reliable representations” indicating the origin of the conflict materials (i.e., that they are not from the regions covered under the definition of Conflict Minerals), or that they are recycled or scrap materials. The current rule notes that such representations can be obtained from the facility directly or from the registrant’s immediate suppliers; however the registrant must have sufficient reason to believe such to be true (e.g., by considering the sources, the related facts and circumstances, and any relevant “warning signs”).

Form date: 30 Dec 2021

Metal	Smelter ID	Standard Smelter Name	State/ Province/ Region	Country Location	Company Website with CM Policy	Last Audit Date	Audit Cycle	Reaudit In Progress	LBMA RG	RJC
Gold	CID002763	8853 S.p.A.	Pero, Lombardia	ITALY	http://en.8853.it/siteimg/att/POLICY_RJC_8853.pdf	05/30/2020	3 Years			Yes
Tungsten	CID000004	A.L.M.T. Corp.	Toyama City, Toyama	JAPAN	https://www.allied-material.co.jp/en/company/funsou.html	06/13/2018	3 Years
Tungsten	CID002833	ACL Metais Eireli	Araçariguama, São Paulo	BRAZIL	http://www.conflictfreesourcing.org/media/docs/ConflictMineralPolicy_ACLMetais.pdf	08/28/2018	3 Years	Yes
Gold	CID000015	Advanced Chemical Company	Warwick, Rhode Island	UNITED STATES OF AMERICA	https://advchem.com/about-us/certifications	02/15/2019	1 Year	Yes
Gold	CID000019	Aida Chemical Industries Co., Ltd.	Fuchu, Tokyo	JAPAN	http://www.aida-j.jp/corporate/material/	04/16/2018	3 Years	Yes
Gold	CID002560	Al Etihad Gold Refinery DMCC	Dubai, Dubayy	UNITED ARAB EMIRATES	www.aletihadgold.com/UserFiles/Al%20Etihad%20Gold%20Supply%20Chain%20Policy%20for%20a%20Responsible%20Global%20Supply%20Chain%20of%20Minerals%20from%20Conflict-Affected%20and%20High-Risk%20Areas.pdf	12/16/2019	1 Year	Yes
Gold	CID000035	Allgemeine Gold-und Silberscheideanstalt A.G.	Pforzheim, Baden-Württemberg	GERMANY	https://www.agosi.de/unternehmen/download/konfliktfreies-gold/?lang=en	08/15/2019	3 Years		Yes	Yes
Gold	CID000041	Almalyk Mining and Metallurgical Complex (AMMC)	Almalyk, Toshkent	UZBEKISTAN	http://www.agmk.uz/images/DOCS/dokumenti/Gold_supply_chain_policy_statement.pdf	07/24/2020	1 Year		Yes
Tin	CID000292	Alpha	Altoona, Pennsylvania	UNITED STATES OF AMERICA	https://www.elementsolutionsinc.com/about/quality-corporate-social-responsibility/corporate-social-responsibility	09/26/2019	1 Year	Yes
Tantalum	CID001076	AMG Brasil	São João del Rei, Minas Gerais	BRAZIL	https://mk0amgbrasilfp0r82te.kinstacdn.com/wp-content/themes/amgwp/assets/images/ConflictMineralsPolicy_EN-US.pdf	03/29/2019	3 Years
Gold	CID000058	AngloGold Ashanti Corrego do Sitio Mineracao	Nova Lima, Minas Gerais	BRAZIL	http://www.anglogoldashanti.com.br/QuemSomos/Documents/politica-suprimento-ouro.pdf	05/01/2020	1 Year		Yes
Gold	CID000077	Argor-Heraeus S.A.	Mendrisio, Ticino	SWITZERLAND	https://www.argor.com/sites/default/files/download_file/PolicySupply%20chain%20due%20diligence%2001.01.17.pdf	06/27/2020	3 Years		Yes	Yes
Gold	CID000082	Asahi Pretec Corp.	Kobe, Hyogo, Japan	JAPAN	http://www.asahipretec.com/conflictmetal/index.html	11/18/2020	1 Year		Yes
Gold	CID000924	Asahi Refining Canada Ltd.	Brampton, Ontario	CANADA	http://www.asahipretec.com/conflictmetal/index.html	04/23/2021	1 Year		Yes
Gold	CID000920	Asahi Refining USA Inc.	Salt Lake City, Utah	UNITED STATES OF AMERICA	http://www.asahipretec.com/conflictmetal/index.html	11/22/2019	1 Year		Yes
Gold	CID000090	Asaka Riken Co., Ltd.	Tamura, Fukushima	JAPAN	https://www.asaka.co.jp/english/company/07.html	03/19/2019	3 Years
Tantalum	CID000092	Asaka Riken Co., Ltd.	Tamura, Fukushima	JAPAN	https://www.asaka.co.jp/company/08.html	08/25/2020	1 Year
Tungsten	CID002502	Asia Tungsten Products Vietnam Ltd.	Vinh Bao District, Hai Phong	VIET NAM	http://www.asiatungsten.com.vn/index.php/atc-policy--64/tungsten-minerals-procurement-policy.htm	10/27/2017	1 Year	Yes
Gold	CID000113	Aurubis AG	Hamburg, Hamburg	GERMANY	https://www.aurubis.com/en/en/corp/products/precious-metals/gold	03/01/2021	1 Year		Yes
Gold	CID002863	Bangalore Refinery	Bangalore, Karnataka	INDIA	https://www.bangalorerefinery.com/pages/know-your-counterparty-kyc-and-supply-chain-policy	05/20/2019	1 Year
Gold	CID000128	Bangko Sentral ng Pilipinas (Central Bank of the Philippines)	Quezon City, Rizal	PHILIPPINES	www.bsp.gov.ph/bspnotes/bspgold3.asp	12/03/2019	1 Year		Yes
Gold	CID000157	Boliden AB	Skelleftehamn, Västerbottens län [SE-24]	SWEDEN	https://www.boliden.com/globalassets/sustainability/our-responsibilities/corporate-responsibility-business-principles/boliden-business-partner-code-of-conduct.pdf	04/23/2021	1 Year		Yes
Gold	CID000176	C. Hafner GmbH + Co. KG	Pforzheim, Baden-Württemberg	GERMANY	https://www.c-hafner.de/fileadmin/user_upload/pdf/Supply_Chain_Policy.pdf	03/19/2019	3 Years		Yes	Yes
Gold	CID000185	CCR Refinery - Glencore Canada Corporation	Montréal, Quebec	CANADA	http://www.affinerieccr.ca/fr/developpementdurable/Documents/Politique-responsable-EN-Glencore-V2.pdf	09/16/2021	1 Year		Yes
Gold	CID000189	Cendres + Metaux S.A.	Biel-Bienne, Bern	SWITZERLAND	https://www.cmsa.ch/fileadmin/Lux/About_us/Compliance/Due_Diligence_in_the_supply_chain_15.04.2019__eng.pdf	09/16/2020	3 Years			Yes
Tantalum	CID000211	Changsha South Tantalum Niobium Co., Ltd.	Changsha, Hunan Sheng	CHINA	http://www.south-tantalum.com/new/industry-news/16-sourcing-conflict-material-free-policy.html	08/24/2018	1 Year	Yes
Cobalt	CID003264	Chemaf Etoile	Lubumbashi, Haut-Katanga	CONGO, DEMOCRATIC REPUBLIC OF THE	https://www.chemaf.com/wp-content/uploads/2020/04/2020.02.04-Responsible-minerals-sourcing-policy-Chemaf-template_EN.pdf	05/04/2019	1 Year
Cobalt	CID003423	Chemaf Usoke	Lubumbashi, Haut-Katanga	CONGO, DEMOCRATIC REPUBLIC OF THE	https://www.chemaf.com/wp-content/uploads/2020/04/2020.02.04-Responsible-minerals-sourcing-policy-Chemaf-template_EN.pdf	04/30/2019	1 Year
Tungsten	CID002513	Chenzhou Diamond Tungsten Products Co., Ltd.	Chenzhou, Hunan Sheng	CHINA	http://www.czzsw.com.cn/NewsView.Asp?ID=125	05/23/2019	3 Years
Tin	CID000228	Chenzhou Yunxiang Mining and Metallurgy Co., Ltd.	Chenzhou, Hunan Sheng	CHINA	http://www.ytl.com.cn/info/1003/4520.htm	07/10/2018	3 Years
Tin	CID003190	Chifeng Dajingzi Tin Industry Co., Ltd.	Chifeng, Nei Mongol Zizhiqu	CHINA	http://djzxy.cnmc.com.cn/detailtem.jsp?column_no=200201&article_millseconds=151735388032 8	12/12/2018	3 Years
Gold	CID000233	Chimet S.p.A.	Arezzo, Toscana	ITALY	http://www.chimet.com/public/download/politica_per_lapprovvigionamento_responsabile_ap_05.0.15_1_it.pdf	08/12/2021	1 Year		Yes
Tungsten	CID002641	China Molybdenum Tungsten Co., Ltd.	Luoyang, Henan Sheng	CHINA	http://www.chinamoly.com/news/40.html	10/23/2020	1 Year
Tin	CID001070	China Tin Group Co., Ltd.	Laibin, Guangxi Zhuangzu Zizhiqu	CHINA	http://www.conflictfreesourcing.org/media/docs/China_Tin_Group_CMPolicy.pdf	06/19/2020	1 Year
Tungsten	CID000258	Chongyi Zhangyuan Tungsten Co., Ltd.	Ganzhou, Jiangxi Sheng	CHINA	http://www.zy-tungsten.com/cn/NewsPage.aspx?class1=2&class2=19&id=299	05/18/2018	3 Years	Yes
Gold	CID000264	Chugai Mining	Chiyoda, Tokyo	JAPAN	https://www.chugaikogyo.co.jp/eng/csr.html	08/21/2020	3 Years
Cobalt	CID003280	Compagnie de Tifnout Tiranimine	Marrakech, Marrakech-Safi	MOROCCO	http://www.managemgroup.com/sites/default/files/inline-files/Politique%20d%27approvisionnement%20responsable%20du%20Cobalt.pdf	09/06/2019	1 Year	Yes
Cobalt	CID003473	CoreMax Corporation	Toufen, Miaoli	TAIWAN, PROVINCE OF CHINA	http://www.coremaxcorp.com/en/responsible-minerals-management	10/23/2020	1 Year
Cobalt	CID003415	Cosmo Chemical, Ltd.	Ulsan, Gyeongsangnam-do	KOREA, REPUBLIC OF	http://www.cosmoecochem.co.kr/sub5_1.html	07/08/2019	3 Years
Tungsten	CID003468	Cronimet Brasil Ltda	Araquari, Santa Catarina	BRAZIL	https://www.cronimet.com.br/restrito/img/institucional/5d60dbf1ef3de392f1b66d97808b246d2.pdf	09/30/2020	1 Year
Tantalum	CID002504	D Block Metals, LLC	Gastonia, North Carolina	UNITED STATES OF AMERICA	http://www.dblockmetals.com/company-policies/conflict-minerals-policy/	09/29/2020	1 Year
Gold	CID000362	DODUCO Contacts and Refining GmbH	Pforzheim, Baden-Württemberg	GERMANY	https://www.doduco.net/download/sourcing-policy-for-conflict-minerals/?wpdmdl=4002&refresh=5e94d4d0e54541586812112	12/12/2019	1 Year	Yes
Gold	CID000401	Dowa	Kosaka, Akita	JAPAN	http://www.dowa-csr.jp/en/csr/procurement_policies.html	10/30/2020	1 Year
Tin	CID000402	Dowa	Kosaka, Akita	JAPAN	http://www.dowa-csr.jp/en/csr/procurement_policies.html#:~:text=In%20order%20to%20establish%20a,as%20infringement%20of%20human%20rights%2C	10/30/2020	3 Years
Gold	CID000359	DSC (Do Sung Corporation)	Gimpo, Gyeonggi-do	KOREA, REPUBLIC OF	http://www.dsckor.com/page/0106.jpg	11/29/2019	3 Years
Gold	CID000425	Eco-System Recycling Co., Ltd. East Plant	Honjo, Saitama	JAPAN	http://www.dowa-csr.jp/about/procurement_policies.html	09/02/2020	1 Year
Gold	CID003424	Eco-System Recycling Co., Ltd. North Plant	Kazuno, Akita	JAPAN	http://www.dowa-csr.jp/en/csr/procurement_policies.html	07/26/2018	3 Years
Gold	CID003425	Eco-System Recycling Co., Ltd. West Plant	Okayama, Okayama	JAPAN	http://www.dowa-csr.jp/en/csr/procurement_policies.html	07/24/2018	3 Years
Tin	CID000438	EM Vinto	Oruro, Oruro	BOLIVIA (PLURINATIONAL STATE OF)	http://www.vinto.gob.bo/wp-content/uploads/2019/policy.pdf	09/06/2018	1 Year	Yes
Gold	CID002561	Emirates Gold DMCC	Dubai, Dubayy	UNITED ARAB EMIRATES	http://www.emiratesgold.ae/responsible-gold.html	03/27/2019	1 Year	Yes
Tantalum	CID000456	Exotech Inc.	Pompano Beach, Florida	UNITED STATES OF AMERICA	https://www.exotech.com/blog/exotech-position-on-conflict-tantalum	12/18/2020	1 Year
Tantalum	CID000460	F&X Electro-Materials Ltd.	Jiangmen, Guangdong Sheng	CHINA	http://www.fxelectro.com/cover-7.html	01/13/2021	1 Year
Tin	CID003582	Fabrica Auricchio Industria e Comercio Ltda.	Mogi das Cruzes, São Paulo	BRAZIL	https://www.auricchio.ind.br/paginas/pdf/Politica-RMI.pdf	03/16/2021	1 Year
Tin	CID000468	Fenix Metals	Chmielów, Podkarpackie	POLAND	https://fenixmetals.com/wp-content/uploads/2019/11/Supply-Chain-Policy-Statement-2019-05-EN.pdf?x48918	01/16/2020	1 Year	Yes
Tantalum	CID002505	FIR Metals & Resource Ltd.	Zhuzhou, Hunan Sheng	CHINA	http://en.chinatanb.com/comcontent_detail/&i=3&comContentId=3.html	10/21/2019	1 Year	Yes
Tungsten	CID003401	Fujian Ganmin RareMetal Co., Ltd.	Longyan, Fujian Sheng	CHINA	http://www.responsiblemineralsinitiative.org/media/docs/SupplyChainPolicy_Fujian_Ganmin.pdf	06/05/2020	3 Years
Tungsten	CID003609	Fujian Xinlu Tungsten	Longyan, Fujian Sheng	CHINA	http://www.cxtc.com/News_info.aspx?Id=1482	07/09/2021	1 Year
Tungsten	CID002645	Ganzhou Haichuang Tungsten Co., Ltd.	Ganzhou, Jiangxi Sheng	CHINA	http://www.hc-tungsten.com/news/CompanyNews/2019/87.html	11/26/2020	3 Year
Cobalt	CID003384	Ganzhou Highpower Technology Co., Ltd.	Ganzhou, Jiangxi Sheng	CHINA	http://www.ganpowertech.com/society.html?id=7D7E2266-7BDB-4C82-AF19-C055C819EF7F	10/30/2019	1 Year
Tungsten	CID000875	Ganzhou Huaxing Tungsten Products Co., Ltd.	Ganzhou, Jiangxi Sheng	CHINA	http://www.sino-tungsten.com/page118?article_id=7	05/21/2020	3 Years
Tungsten	CID002315	Ganzhou Jiangwu Ferrotungsten Co., Ltd.	Ganzhou, Jiangxi Sheng	CHINA	http://www.gzjwwhj.com/index.php?a=shows&catid=15&id=64	03/12/2021	3 Years
Tungsten	CID002494	Ganzhou Seadragon W & Mo Co., Ltd.	Ganzhou, Jiangxi Sheng	CHINA	http://www.grand-tungsten.com/content/?214.html	08/09/2017	3 Years	Yes
Cobalt	CID003212	Ganzhou Tengyuan Cobalt New Material Co., Ltd.	Ganzhou, Jiangxi Sheng	CHINA		08/20/2020	1 Year
Gold	CID002459	Geib Refining Corporation	Warwick, Rhode Island	UNITED STATES OF AMERICA	http://www.geibrefining.com/conflictfree.htm	09/07/2017	3 Years	Yes
Tin	CID000942	Gejiu Kai Meng Industry and Trade LLC	Gejiu, Yunnan Sheng	CHINA	http://www.yxtin.com/news_more.html?article_id=116	07/24/2020	1 Year
Tin	CID000538	Gejiu Non-Ferrous Metal Processing Co., Ltd.	Gejiu, Yunnan Sheng	CHINA	http://www.responsiblemineralsinitiative.org/media/docs/SupplyChainPolicy_Gejiu Non-Ferrous.pdf	12/06/2017	3 Years	Yes
Tin	CID001908	Gejiu Yunxin Nonferrous Electrolysis Co., Ltd.	Geiju, Yunnan Sheng	CHINA	http://www.itri.com.cn/news/show/contentid/54.html	12/21/2018	1 Year	Yes
Tin	CID000555	Gejiu Zili Mining And Metallurgy Co., Ltd.	Gejiu, Yunnan Sheng	CHINA	https://www.internationaltin.org.cn/news/show/contentid/249.html	11/16/2018	1 Year	Yes
Tantalum	CID002558	Global Advanced Metals Aizu	Aizuwakamatsu, Fukushima	JAPAN	https://www.globaladvancedmetals.com/supply-chain-policy/	09/22/2021	1 Year
Tantalum	CID002557	Global Advanced Metals Boyertown	Boyertown, Pennsylvania	UNITED STATES OF AMERICA	https://www.globaladvancedmetals.com/supply-chain-policy/	09/17/2021	1 Year
Tungsten	CID000568	Global Tungsten & Powders Corp.	Towanda, Pennsylvania	UNITED STATES OF AMERICA	https://www.globaltungsten.com/fileadmin/user_upload/GTP_-_Raw_Materials_Supply_Chain_Policy_-_June_2019.pdf	05/22/2019	1 Year	Yes
Gold	CID002243	Gold Refinery of Zijin Mining Group Co., Ltd.	Shanghang, Fujian Sheng	CHINA	http://www.conflictfreesourcing.org/media/docs/CFSP_Zijin_CMPolicy.pdf	08/12/2021	1 Year		Yes
Tin	CID003116	Guangdong Hanhe Non-Ferrous Metal Co., Ltd.	Chaozhou, Guangdong Sheng	CHINA		12/19/2018	1 Year	Yes
Cobalt	CID003291	Guangdong Jiana Energy Technology Co., Ltd.	Guangzhou, Guangdong Sheng	CHINA	http://www.jianae.com/en/Uploads/201909/5d6f5d3045573.pdf	08/31/2020	1 Year
Tantalum	CID000291	Guangdong Rising Rare Metals-EO Materials Ltd.	Yingde, Guangdong Sheng	CHINA	http://www.ctns723.com/archives/552	12/25/2018	1 Year
Tungsten	CID000218	Guangdong Xianglu Tungsten Co., Ltd.	Chaozhou, Guangdong Sheng	CHINA	http://www.xl-tungsten.com/index.php?p=28&a=view&r=632	10/29/2020	3 Years
Tantalum	CID002547	H.C. Starck Hermsdorf GmbH	Hermsdorf, Thüringen	GERMANY	http://www.responsiblemineralsinitiative.org/media/docs/SupplyChainPolicy_HCStarck_Hermsdorf.pdf	11/25/2020	1 Year
Tantalum	CID002548	H.C. Starck Inc.	Newton, Massachusetts	UNITED STATES OF AMERICA	https://www.hcstarcksolutions.com/about-us/corporate-principles/responsible-supply-chain/	01/28/2021	1 Year
Tungsten	CID002541	H.C. Starck Tungsten GmbH	Goslar, Niedersachsen	GERMANY	https://www.hcstarck.com/wp-content/uploads/2020/08/H.C.-Starck-Tungsten-Powders-Raw-Material-Procurement-Statement_EN.pdf	05/04/2018	3 Years	Yes
Cobalt	CID003577	Harima Refinery, Sumitomo Metal Mining	Kako-gun, Hyogo	JAPAN	https://www.smm.co.jp/sustainability/management/pdf/CobaltProcurement.pdf	03/29/2021	1 Year
Gold	CID000694	Heimerle + Meule GmbH	Pforzheim, Baden-Württemberg	GERMANY	https://www.heimerle-meule.com/fileadmin/dateien-global/05_Company/Verantwortung/Policy_regarding_due_diligence_for_supply_chain_of_gold.pdf	04/23/2021	1 Year		Yes
Tantalum	CID002492	Hengyang King Xing Lifeng New Materials Co., Ltd.	Hengyang, Hunan Sheng	CHINA	http://hnhyhkxc.com/qiyejianjie/gyl/	05/24/2021	1 Year
Gold	CID000711	Heraeus Germany GmbH Co. KG	Hanau, Hessen	GERMANY	https://www.heraeus.com/media/media/group/doc_group/corporate_responsibility_1/conflict_minerals/Supply_Chain_Policy.pdf	10/14/2020	1 Year
Gold	CID000707	Heraeus Metals Hong Kong Ltd.	Fanling, Hong Kong SAR	CHINA	https://www.heraeus.com/media/media/group/doc_group/corporate_responsibility_1/conflict_minerals/Supply_Chain_Policy.pdf	11/25/2021	3 Years		Yes	Yes
Tin	CID002844	HuiChang Hill Tin Industry Co., Ltd.	Ganzhou, Jiangxi Sheng	CHINA	http://www.hill-tin.com/new-1.asp?id=39	05/17/2019	3 Years
Tin	CID000760	Huichang Jinshunda Tin Co., Ltd.	Ganzhou, Jiangxi Sheng	CHINA	http://www.hcjsdxy.com/te_news_news/2017-04-18/1761.chtml	06/26/2018	3 Years
Tungsten	CID000766	Hunan Chenzhou Mining Co., Ltd.	Yuanling, Hunan Sheng	CHINA	http://www.responsiblemineralsinitiative.org/media/docs/SupplyChainPolicy_Hunan_Chenzhou.docx	12/13/2019	1 Year
Tungsten	CID002579	Hunan Chuangda Vanadium Tungsten Co., Ltd. Wuji	Hengyang, Hunan Sheng	CHINA	http://www.chuangda-group.cn/News.aspx?ClassID=15	05/28/2019	1 Year
Tungsten	CID000769	Hunan Chunchang Nonferrous Metals Co., Ltd.	Hengyang, Hunan Sheng	CHINA	http://www.chunchang-nonferrous.com/content/?540.html	12/26/2018	3 Years
Cobalt	CID003411	Hunan CNGR New Energy Science & Technology Co., Ltd.	Changsha, Hunan Sheng	CHINA	http://www.cngrgf.com.cn/UserFiles/Admin2/file/20200107/20200107115143_8294.pdf	01/09/2020	1 Year	Yes
Tungsten	CID002649	Hydrometallurg, JSC	Nalchik, Kabardino-Balkarskaya Respublika	RUSSIAN FEDERATION	http://wolframcompany.ru/our-mission-and-social-responsibility/	06/26/2019	3 Years
Gold	CID000801	Inner Mongolia Qiankun Gold and Silver Refinery Share Co., Ltd.	Hohhot, Nei Mongol Zizhiqu	CHINA	http://www.qk9999.com/bbx/513417-513417.html?id=8774&newsid=327859	08/06/2021	1 Year		Yes
Gold	CID000807	Ishifuku Metal Industry Co., Ltd.	Soka, Saitama	JAPAN	http://www.ishifuku.co.jp/english/about/policy_detail.html	05/25/2021	1 Year		Yes
Gold	CID000814	Istanbul Gold Refinery	Kuyumcukent, İstanbul	TURKEY	http://www.iar.com.tr/PDF/compliance-gold-supply-chain-aml-policy.pdf	05/17/2021	1 Year		Yes
Gold	CID002765	Italpreziosi	Arezzo, Toscana	ITALY	https://www.italpreziosi.it/en/about-us/accreditation-compliance/33-compliance-en/96-supply-chain-policy-2	03/23/2020	3 Years		Yes	Yes
Gold	CID000823	Japan Mint	Osaka, Osaka	JAPAN	https://www.mint.go.jp/eng/profile-eng/eng_guide_conflict-free-gold_policy.html	08/16/2021	1 Year		Yes
Tungsten	CID000825	Japan New Metals Co., Ltd.	Akita City, Akita	JAPAN	http://www.jnm.co.jp/ja/sustainability/procurement_policy.html	03/17/2021	3 Years
Tungsten	CID002551	Jiangwu H.C. Starck Tungsten Products Co., Ltd.	Ganzhou, Jiangxi Sheng	CHINA	http://www.jwstk.cn/nd.jsp?id=19#_jcp=1	05/21/2019	3 Years
Gold	CID000855	Jiangxi Copper Co., Ltd.	Guixi City, Jiangxi Sheng	CHINA	http://en.jxcc.com/d/file/shangshigongsi/shangshigongsigonggao/2015-05-25/5fc4eda92c3d596c6e7a64888297761d.pdf	05/18/2021	1 Year		Yes
Tantalum	CID002512	Jiangxi Dinghai Tantalum & Niobium Co., Ltd.	Fengxin, Jiangxi Sheng	CHINA	http://www.dhtn.cn/tn/gsgg.asp	09/20/2019	1 Year
Tungsten	CID002321	Jiangxi Gan Bei Tungsten Co., Ltd.	Xiushui, Jiangxi Sheng	CHINA	http://cmnltd.minmetals.com.cn/zhzx/201412/t20141209_65766.html	03/07/2018	3 Years	Yes
Tin	CID001231	Jiangxi New Nanshan Technology Ltd.	Ganzhou, Jiangxi Sheng	CHINA	http://www.itri.com.cn/news/show/contentid/181.html	12/19/2018	1 Year	Yes
Tungsten	CID002318	Jiangxi Tonggu Non-ferrous Metallurgical & Chemical Co., Ltd.	Tonggu, Jiangxi Sheng	CHINA	http://www.responsiblemineralsinitiative.org/media/docs/SupplyChainPolicy_Jiangxi_Tonggu.pdf	05/07/2019	3 Years
Tantalum	CID002842	Jiangxi Tuohong New Raw Material	Yi Chun City, Jiangxi Sheng	CHINA	http://tuohong.yq1688.cn/en/a/zoujintuohong/caigoushengming/	06/04/2020	1 Year
Tungsten	CID002317	Jiangxi Xinsheng Tungsten Industry Co., Ltd.	Ganzhou, Jiangxi Sheng	CHINA	http://www.responsiblemineralsinitiative.org/media/docs/SupplyChainPolicy_Jiangxi_Xinsheng.pdf	08/23/2019	3 Years
Tungsten	CID002316	Jiangxi Yaosheng Tungsten Co., Ltd.	Ganzhou, Jiangxi Sheng	CHINA	http://www.w.jx.cn/news/101.html	06/04/2019	3 Years
Cobalt	CID003378	Jingmen GEM Co., Ltd.	Jingmen, Hubei Sheng	CHINA	http://en.gem.com.cn/uploadfiles/2020/11/20201111095231857.pdf	12/27/2019	1 Year
Tantalum	CID000914	JiuJiang JinXin Nonferrous Metals Co., Ltd.	Jiujiang, Jiangxi Sheng	CHINA	http://www.jiujiangjx.com/news/55.html	09/15/2021	1 Year
Tantalum	CID000917	Jiujiang Tanbre Co., Ltd.	Jiujiang, Jiangxi Sheng	CHINA	http://www.jjtanbre.com.cn/english/shownews.hb?id=210	12/19/2019	1 Year
Tantalum	CID002506	Jiujiang Zhongao Tantalum & Niobium Co., Ltd.	Jiujiang, Jiangxi Sheng	CHINA	http://www.zatanb1.com/view2-5.html	08/22/2019	1 Year	Yes
Gold	CID000493	JSC Novosibirsk Refinery	Novosibirsk, Novosibirskaya oblast'	RUSSIAN FEDERATION	https://affinaz.ru/main/zavod/lbma/	05/10/2021	1 Year		Yes
Gold	CID000929	JSC Uralelectromed	Verkhnyaya Pyshma, Sverdlovskaya oblast'	RUSSIAN FEDERATION	http://www.elem.ru/ru/about/management_systems/rukovodstvopostavok/	07/19/2021	1 Year		Yes
Gold	CID000937	JX Nippon Mining & Metals Co., Ltd.	Ōita, Ôita	JAPAN	http://www.ppcu.co.jp/eng/products/pm_sa.html	08/27/2020	1 Year		Yes
Cobalt	CID003261	Kamoto Copper Company	Kolwezi, Lualaba	CONGO, DEMOCRATIC REPUBLIC OF THE	https://www.glencore.com/dam/jcr:814403c0-17f6-4530-a931-9929c203524c/2020-KCC-Public-Due-Diligence-Report-October-2020.pdf	02/18/2021	1 Year
Gold	CID000957	Kazzinc	Ust-Kamenogorsk, Qaraghandy oblysy	KAZAKHSTAN		05/05/2021	1 Year		Yes
Tantalum	CID002539	KEMET de Mexico	Matamoros, Tamaulipas	MEXICO	https://www.kemet.com/en/us/about/sustainability.html#section2	08/19/2021	1 Year
Tungsten	CID000966	Kennametal Fallon	Fallon, Nevada	UNITED STATES OF AMERICA	https://www.kennametal.com/ca/en/about-us/doing-business-with-kennametal/conflict-minerals-statement.html	11/09/2018	3 Years
Tungsten	CID000105	Kennametal Huntsville	Huntsville, Alabama	UNITED STATES OF AMERICA	https://www.kennametal.com/ca/en/about-us/doing-business-with-kennametal/conflict-minerals-statement.html	11/07/2018	3 Years
Gold	CID000969	Kennecott Utah Copper LLC	Magna, Utah	UNITED STATES OF AMERICA	https://riotintokennecott.com/wp-content/uploads/2019/02/Kennecott-Utah-Copper-LLC-CFM-Policy-Jan2019_signed.pdf	05/28/2020	1 Year		Yes
Tungsten	CID003388	KGETS Co., Ltd.	Siheung-si, Gyeonggi-do	KOREA, REPUBLIC OF	http://www.kgets.co.kr/en/environment/environment5.php	09/10/2018	3 years
Gold	CID002511	KGHM Polska Miedz Spolka Akcyjna	Lubin, Dolnośląskie	POLAND	https://kghm.com/sites/kghm2014/files/kghm_group_responsible_supply_chain_policy_38_2018.pdf	05/10/2021	1 Year		Yes
Gold	CID000981	Kojima Chemicals Co., Ltd.	Sayama, Saitama	JAPAN	https://www.kojima-c.co.jp/pages/17/detail=1/b_id=40/r_id=11	09/10/2020	3 Years
Gold	CID002605	Korea Zinc Co., Ltd.	Gangnam, Seoul-teukbyeolsi	KOREA, REPUBLIC OF	https://www.koreazinc.co.kr/english/sustainability/page/conflictMinerals.aspx	11/12/2019	3 Years
Cobalt	CID003210	Lanzhou Jinchuan Advanced Materials Technology Co., Ltd.	Lanzhou, Gansu Sheng	CHINA	http://jinchuantech.jnmc.com/shichangyingxiao/yingxiaowangluo/20211126/1446117229fe79e4fa9.htm	12/27/2019	1 Year
Tungsten	CID003407	Lianyou Metals Co., Ltd.	Fangliao, Pingtung	TAIWAN, PROVINCE OF CHINA	https://www.lianyoucorp.com/policy-regarding	06/09/2020	3 Years
Gold	CID002762	L'Orfebre S.A.	Andorra la Vella, Andorra la Vella	ANDORRA	http://lorfebre.com/en/images/1.pdf	08/02/2019	1 Year	Yes
Gold	CID001078	LS-NIKKO Copper Inc.	Onsan-eup, Ulsan-gwangyeoksi	KOREA, REPUBLIC OF	http://www.lsnikko.com/english/html/conflict/minerals_02.aspx	10/29/2021	1 Year		Yes
Gold	CID000689	LT Metal Ltd.	Seo-gu, Incheon-gwangyeoksi	KOREA, REPUBLIC OF	http://www.ltmetal.co.kr/kr/4_operation/CMCPolicy_e_200731.pdf	08/11/2020	3 Years
Tin	CID003387	Luna Smelter, Ltd.	Kigali, City of Kigali	RWANDA	http://lunasmelter.com/wp-content/uploads/2019/08/Supply-Chain-Policy.pdf	08/07/2019	1 Year	Yes
Tin	CID003379	Ma'anshan Weitai Tin Co., Ltd.	Maanshan, Anhui Sheng	CHINA	https://www.internationaltin.org.cn/news/show/contentid/375.html	07/31/2020	1 Year
Tin	CID002468	Magnu's Minerais Metais e Ligas Ltda.	São João del Rei, Minas Gerais	BRAZIL	http://www.magnusmetais.com.br/politica.pdf	05/09/2018	3 Years
Tin	CID001105	Malaysia Smelting Corporation (MSC)	Butterworth, Pulau Pinang	MALAYSIA	https://www.msmelt.com/policy-on-conflict-minerals.php	05/11/2018	1 Year	Yes
Tungsten	CID002319	Malipo Haiyu Tungsten Co., Ltd.	Nanfeng Xiaozhai, Yunnan Sheng	CHINA	http://www.cxtc.com/News_info.aspx?Id=1264	05/08/2020	3 Years
Gold	CID002606	Marsam Metals	Sao Paolo, São Paulo	BRAZIL	http://marsam.com.br/eng/governanca.php	08/15/2018	3 Years
Tungsten	CID002543	Masan High-Tech Materials	Dai Tu, Thái Nguyên	VIET NAM		05/08/2019	1 Year	Yes
Gold	CID001113	Materion	Buffalo, New York	UNITED STATES OF AMERICA	https://materion.com/about/environmental-social-and-governance/our-operations/materion-responsible-minerals-sourcing-policy	09/25/2019	1 Year
Gold	CID001119	Matsuda Sangyo Co., Ltd.	Iruma, Saitama	JAPAN	http://www.matsuda-sangyo.co.jp/en/policy/conflictminerals.html	11/18/2020	1 Year		Yes
Tin	CID002500	Melt Metais e Ligas S.A.	Ariquemes, Rondônia	BRAZIL	http://www.meltmetais.com.br/imagens/certificado03.pdf	11/06/2018	3 Years
Tantalum	CID002847	Meta Materials	Balin Dol, Gostivar	NORTH MACEDONIA, REPUBLIC OF	https://metalysis.com/our-business/metamaterial/#compliance	10/16/2020	1 Year
Gold	CID003575	Metal Concentrators SA (Pty) Ltd.	Kempton Park, Gauteng	SOUTH AFRICA	https://www.metcon.co.za/wp-content/uploads/2020/10/Supply-Chain-Policy-and-Declaration-for-Website-23-10-2020.pdf	03/19/2020	3 Years			Yes
Tin	CID001142	Metallic Resources, Inc.	Twinsburg, Ohio	UNITED STATES OF AMERICA	https://metallicresources.com/about-us/conflict-minerals-policy/	03/30/2021	1 Year
Tin	CID002773	Metallo Belgium N.V.	Beerse, Antwerpen	BELGIUM	https://www.metallo.com/downloads	06/28/2021	1 Year
Tin	CID002774	Metallo Spain S.L.U.	Berango, Bizkaia	SPAIN	https://www.metallo.com/content/7-downloads/form21.01-08-responsible-sourcing-policy.pdf	06/28/2021	1 Year
Tantalum	CID001163	Metallurgical Products India Pvt., Ltd.	District Raigad, Maharashtra	INDIA	https://www.mpil.co.in/policy.html#verticalTab1	04/06/2021	1 Year
Gold	CID001149	Metalor Technologies (Hong Kong) Ltd.	Kwai Chung, Hong Kong SAR	CHINA	http://www.metalor.com/en/node_59/about-metalor/Dodd-Frank-Conflict-Free	04/22/2021	3 Years		Yes	Yes
Gold	CID001152	Metalor Technologies (Singapore) Pte., Ltd.	Singapore, South West	SINGAPORE	http://www.metalor.com/en/node_59/about-metalor/Dodd-Frank-Conflict-Free	05/17/2021	1 Year		Yes	Yes
Gold	CID001147	Metalor Technologies (Suzhou) Ltd.	Suzhou Industrial Park, Jiangsu Sheng	CHINA	http://www.metalor.com/en/node_59/about-metalor/node_1305	05/17/2021	1 Year		Yes	Yes
Gold	CID001153	Metalor Technologies S.A.	Marin, Neuchâtel	SWITZERLAND	http://www.metalor.com/en/node_59/about-metalor/Dodd-Frank-Conflict-Free	04/03/2021	3 Years		Yes	Yes
Gold	CID001157	Metalor USA Refining Corporation	North Attleboro, Massachusetts	UNITED STATES OF AMERICA	http://www.metalor.com/en/node_59/about-metalor/Dodd-Frank-Conflict-Free	03/27/2021	3 Years		Yes	Yes
Gold	CID001161	Metalurgica Met-Mex Penoles S.A. De C.V.	Torreon, Coahuila de Zaragoza	MEXICO	http://www.penoles.com.mx/wPortal/faces/oracle/webcenter/portalapp/pagehierarchy/Page81.jspx?_afrLoop=1341195181198176&_afrWindowMode=0&_afrWindowId=28p	08/18/2020	1 Year		Yes
Cobalt	CID003279	Mine de Bou-Azzer	Tazenakht, Drâa-Tafilalet	MOROCCO	http://www.managemgroup.com/sites/default/files/inline-files/Politique%20d%27approvisionnement%20responsable%20du%20Cobalt.pdf	09/05/2019	1 Year	Yes
Tin	CID001173	Mineracao Taboca S.A.	Bairro Guarapiranga, Pirapora do Bom Jesus City, São Paulo	BRAZIL	http://www.mtaboca.com.br/paginas/minerais-conflito.aspx	04/24/2018	3 Years	Yes
Tantalum	CID001175	Mineracao Taboca S.A.	Presidente Figueiredo, Amazonas	BRAZIL	http://www.mtaboca.com.br/paginas/minerais-conflito.aspx	04/24/2018	3 Years	Yes
Tin	CID001182	Minsur	Paracas, Ika	PERU	http://www.minsur.com/wp-content/uploads/pdf/politicas/Supply%20Chain%20Policy.pdf	03/07/2018	3 Years	Yes
Gold	CID001188	Mitsubishi Materials Corporation	Tokyo, Tokyo	JAPAN	http://www.mmc.co.jp/corporate/en/csr/social/procurement/eiti.html	08/17/2021	1 Year		Yes
Tin	CID001191	Mitsubishi Materials Corporation	Tokyo, Tokyo	JAPAN	http://www.mmc.co.jp/corporate/en/csr/social/procurement/eiti.html	04/25/2018	3 Years
Tantalum	CID001192	Mitsui Mining and Smelting Co., Ltd.	Omuta, Fukuoka	JAPAN	https://www.mitsui-kinzoku.com/en/csr/society/supplychain/	12/12/2019	1 Year	Yes
Gold	CID001193	Mitsui Mining and Smelting Co., Ltd.	Takehara, Hiroshima	JAPAN	http://www.mitsui-kinzoku.co.jp/wp-content/uploads/2013Supplychain_e.pdf	10/21/2021	1 Year		Yes
Gold	CID002509	MMTC-PAMP India Pvt., Ltd.	Mewat, Haryana	INDIA	https://www.mmtcpamp.com/sites/default/files/AttachmentNo.1.pdf	06/10/2021	1 Year		Yes
Tungsten	CID002845	Moliren Ltd.	Roshal, Moskovskaja oblast'	RUSSIAN FEDERATION	http://moliren.ru/about/politika-po-km.html	04/18/2019	3 Years
Gold	CID001204	Moscow Special Alloys Processing Plant	Obrucheva, Moskva	RUSSIAN FEDERATION	http://www.mzss.ru/Independent_Reasonable_assuranse%20report.pdf	08/31/2021	1 Year		Yes
Cobalt	CID003406	Murrin Murrin Nickel Cobalt Plant	Laverton, Western Australia	AUSTRALIA	https://www.glencore.com/dam/jcr:6dc3988b-b2e5-448f-af4e-74f1b98310a3/SD%20Supplier%20Standards%20V3%20-%20EN.pdf	11/21/2019	1 Year	Yes
Gold	CID001220	Nadir Metal Rafineri San. Ve Tic. A.S.	Bahçelievler, İstanbul	TURKEY	http://nadirmetal.com.tr/en/responsible-gold/	07/05/2021	1 Year		Yes
Gold	CID001236	Navoi Mining and Metallurgical Combinat	Navoi, Navoiy	UZBEKISTAN	http://www.responsiblemineralsinitiative.org/media/docs/SupplyChainPolicy_NMMC.pdf	10/02/2020	1 Year		Yes
Cobalt	CID003398	New Era Group Zhejiang Zhongneng Cycle Technology Co., Ltd.	Shaoxing, Zhejiang Sheng	CHINA	http://cdn.myxypt.com/96c6f108/21/10/20bcec1ed9284370e12db0deb99db45772ae8cf0.pdf	10/25/2019
Gold	CID003189	NH Recytech Company	Pyeongtaek-si, Gyeonggi-do	KOREA, REPUBLIC OF	http://nhrecytech.com/management/conflict_mineral.html	10/16/2020	3 Years
Tungsten	CID002589	Niagara Refining LLC	Depew, New York	UNITED STATES OF AMERICA	http://www.niagararefining.com/responsible-sourcing.html	04/24/2019	1 Year	Yes
Gold	CID001259	Nihon Material Co., Ltd.	Noda, Chiba	JAPAN	http://www.material.co.jp/eng/conflict.php	08/16/2021	1 Year		Yes
Cobalt	CID003278	Niihama Nickel Refinery, Sumitomo Metal Mining	Niihama, Ehime	JAPAN	https://www.smm.co.jp/en/sustainability/management/pdf/CobaltProcurement.pdf	03/31/2021	1 Year
Cobalt	CID003465	Ningbo Hubang New Material Co., Ltd.	Ningbo, Zhejiang Sheng	CHINA	http://cnjidong34.no3.cuttle.com.cn/News_show.asp?id=144	05/19/2020
Tantalum	CID001277	Ningxia Orient Tantalum Industry Co., Ltd.	Shizuishan City, Ningxia Huizi Zizhiqu	CHINA	http://en.otic.com.cn/2020/09/25/otic-responsible-mineral-supply-chain-policy/	11/13/2020	1 Year
Tantalum	CID001200	NPM Silmet AS	Sillamäe, Ida-Virumaa	ESTONIA	http://www.silmet.ee/sourcing-policy/	03/10/2021	1 Year
Tin	CID001314	O.M. Manufacturing (Thailand) Co., Ltd.	Sriracha, Chon Buri	THAILAND	http://www.responsiblemineralsinitiative.org/media/docs/SupplyChainPolicy_OM_Thailand.pdf	10/01/2019	3 Years
Tin	CID002517	O.M. Manufacturing Philippines, Inc.	Rosario, Cavite	PHILIPPINES	http://www.responsiblemineralsinitiative.org/media/docs/SupplyChainPolicy_OM_Philippines.pdf	10/25/2019	1 Year	Yes
Gold	CID002779	Ogussa Osterreichische Gold- und Silber-Scheideanstalt GmbH	Vienna, Wien	AUSTRIA	https://www.oegussa.at/en/company/fair-precious-metals-conflict-free-chain-of-delivery/policy-on-materials-from-conflict-affected-areas/	01/29/2021	3 Years			Yes
Gold	CID001325	Ohura Precious Metal Industry Co., Ltd.	Nara-shi, Nara	JAPAN	https://www.ohura.co.jp/csr/	04/16/2019	3 Years
Gold	CID001326	OJSC "The Gulidov Krasnoyarsk Non-Ferrous Metals Plant" (OJSC Krastsvetmet)	Krasnoyarsk, Krasnoyarskiy kray	RUSSIAN FEDERATION	http://www.responsiblemineralsinitiative.org/media/docs/SupplyChainPolicy_Krastsvetmet.pdf	06/18/2021	1 Year		Yes
Tin	CID001337	Operaciones Metalurgicas S.A.	Oruro, Oruro	BOLIVIA (PLURINATIONAL STATE OF)	http://www.omsabo.com/2.0/index.html	10/25/2018	3 Years
Gold	CID001352	PAMP S.A.	Castel San Pietro, Ticino	SWITZERLAND	http://www.pamp.ch/sites/default/files/MKS_Responsible_Precious_Metals_Group_Policy.pdf	06/10/2021	1 Year		Yes
Tungsten	CID002827	Philippine Chuangxin Industrial Co., Inc.	Marilao, Bulacan	PHILIPPINES	http://www.responsiblemineralsinitiative.org/media/docs/1.钨原料的购买政策Philippine%20Chuangxin-conflict%20free%20policy.pdf	05/24/2019	3 Years
Gold	CID002919	Planta Recuperadora de Metales SpA	Mejillones, Antofagasta	CHILE	https://prm.cl/planta-recuperadora-de-metales/wp-content/uploads/2019/12/Mineral-Supply-Chain-Policy.pdf	01/24/2019	1 Year
Gold	CID001386	Prioksky Plant of Non-Ferrous Metals	Kasimov, Ryazanskaya oblast'	RUSSIAN FEDERATION	http://www.zvetmet.ru/files/raskr/auditgold/MdocEng.pdf	04/23/2021	1 Year		Yes
Gold	CID001397	PT Aneka Tambang (Persero) Tbk	Jakarta, Jakarta Raya	INDONESIA	http://www.conflictfreesourcing.org/media/docs/ConflictMineralsPolicy_PT_Aneka_Tambang.pdf	05/05/2021	1 Year		Yes
Tin	CID001399	PT Artha Cipta Langgeng	Sungailiat, Kepulauan Bangka Belitung	INDONESIA	http://s562922515.initial-website.com/responsible-sourcing-conflict-mineral-policy/	07/26/2019	3 Years
Tin	CID002503	PT ATD Makmur Mandiri Jaya	Sungailiat, Kepulauan Bangka Belitung	INDONESIA	www.atdmmj.com/wp/products	12/24/2018	3 Years	Yes
Tin	CID001402	PT Babel Inti Perkasa	Lintang, Kepulauan Bangka Belitung	INDONESIA	http://imli.indoprima-group.com/plc.html	12/06/2018	3 Years	Yes
Tin	CID001406	PT Babel Surya Alam Lestari	Badau, Kepulauan Bangka Belitung	INDONESIA	http://www.responsiblemineralsinitiative.org/media/docs/SupplyChainPolicy_PT_Babel_Surya_Alam_Lestari.pdf	08/28/2018	1 Year	Yes
Tin	CID003205	PT Bangka Serumpun	Pangkalpinang, Kepulauan Bangka Belitung	INDONESIA	http://bangkaserumpun.com/?page_id=116	11/30/2018	3 Years	Yes
Tin	CID002835	PT Menara Cipta Mulia	Mentawak, Kepulauan Bangka Belitung	INDONESIA	http://www.responsiblemineralsinitiative.org/media/docs/SupplyChainPolicy_PT_MCM.pdf	09/12/2017	3 Years	Yes
Tin	CID001453	PT Mitra Stania Prima	Sungailiat, Kepulauan Bangka Belitung	INDONESIA	http://www.responsiblemineralsinitiative.org/media/docs/SupplyChainPolicy_PT_Mitra_Stania_Prima.pdf	04/21/2016	3 Years	Yes
Tin	CID001458	PT Prima Timah Utama	Pangkal Pinang, Kepulauan Bangka Belitung	INDONESIA	http://www.responsiblemineralsinitiative.org/media/docs/SupplyChainPolicy_PT_Prima_Timah_Utama.pdf	01/18/2019	3 Years
Tin	CID003381	PT Rajawali Rimba Perkasa	Tukak Sadai, Bangka Belitung	INDONESIA	http://www.responsiblemineralsinitiative.org/media/docs/SupplyChainPolicy_PT_RRP.pdf	12/19/2018	1 Year	Yes
Tin	CID002593	PT Rajehan Ariq	Pangkal Pinang, Kepulauan Bangka Belitung	INDONESIA	http://www.conflictfreesourcing.org/media/docs/ConflictMineralsPolicyCVTigaSekawan.pdf	08/04/2018	1 Year	Yes
Tin	CID001460	PT Refined Bangka Tin	Sungailiat, Kepulauan Bangka Belitung	INDONESIA	http://www.conflictfreesourcing.org/media/docs/ConflictMineralsPolicy_PT_Refined_Bangka_Tin.pdf	08/31/2018	3 Years	Yes
Tin	CID001463	PT Sariwiguna Binasentosa	Pangkal Pinang, Kepulauan Bangka Belitung	INDONESIA	http://www.responsiblemineralsinitiative.org/media/docs/SupplyChainPolicy_PT_Sariwiguna.pdf	03/12/2019	3 Years
Tin	CID001468	PT Stanindo Inti Perkasa	Pangkal Pinang, Kepulauan Bangka Belitung	INDONESIA	http://www.responsiblemineralsinitiative.org/media/docs/SupplyChainPolicy_PT_SIP.docx	03/16/2018	3 Years	Yes
Tin	CID001477	PT Timah Tbk Kundur	Kundur, Riau	INDONESIA	http://www.timah.com/v3/css/img/uploaded/img-218141520-2_1.pdf	09/05/2018	3 Years
Tin	CID001482	PT Timah Tbk Mentok	Mentok, Kepulauan Bangka Belitung	INDONESIA	http://www.timah.com/v3/css/img/uploaded/English%20CFM.pdf	09/05/2018	3 Years
Tin	CID001490	PT Tinindo Inter Nusa	Pangkal Pinang, Kepulauan Bangka Belitung	INDONESIA	http://www.responsiblemineralsinitiative.org/media/docs/ConflictMineralsPolicy_PTTIN.pdf	12/10/2018	3 Years	Yes
Gold	CID001498	PX Precinox S.A.	La Chaux-de-Fonds, Neuchâtel	SWITZERLAND	http://www.pxgroup.com/sites/default/files/Charte%20resp%20gold%20policy%20prx%20110717v3.pdf	12/04/2020	1 Year		Yes
Tantalum	CID001508	QuantumClean	Carrollton, Texas	UNITED STATES OF AMERICA	https://quantumclean.com/wp-content/uploads/2017/05/Conflict-Free-Mineral-Policy-July-2019-v2.pdf	02/27/2019	1 Year	Yes
Cobalt	CID003255	Quzhou Huayou Cobalt New Material Co., Ltd.	Quzhou, Zhejiang Sheng	CHINA	https://www.huayou.com/social111.html?introId=59	10/18/2019	1 Year
Gold	CID001512	Rand Refinery (Pty) Ltd.	Germiston, Gauteng	SOUTH AFRICA	http://www.randrefinery.com/wp-content/uploads/2019/06/Responsible_Gold_and_Silver_Policy_2019.pdf	03/01/2021	1 Year		Yes
Gold	CID002582	REMONDIS PMR B.V.	Moerdijk, Noord-Brabant	NETHERLANDS	https://www.remondis-pmr.nl/fileadmin/user_upload/argentia_2015/downloads/20200311_conflict_minerals_policy_-_re_pmr_bv.pdf	02/20/2020	1 Year	Yes
Tin	CID002706	Resind Industria e Comercio Ltda.	São João del Rei, Minas gerais	BRAZIL	https://www.mapademinas.com.br/resind/wp-content/uploads/2019/05/Confict-en.pdf	05/09/2019	3 Years
Tantalum	CID002707	Resind Industria e Comercio Ltda.	São João del Rei, Minas gerais	BRAZIL	https://www.mapademinas.com.br/resind/wp-content/uploads/2019/05/Confict-en.pdf	05/09/2019	3 Years
Tantalum	CID003583	RFH Yancheng Jinye New Material Technology Co., Ltd.	Yecheng City, Jiangsu Sheng	CHINA	http://2102075047.pool8-site.make.yun300.cn/news/10.html	03/26/2021	1 Year
Gold	CID001534	Royal Canadian Mint	Ottawa, Ontario	CANADA	http://www.conflictfreesourcing.org/media/docs/Responsible_Metals_Program_Guidance_RCM.pdf	09/13/2021	1 Year		Yes
Tin	CID001539	Rui Da Hung	Taoyuan, Taoyuan	TAIWAN, PROVINCE OF CHINA	http://www.rdh.com.tw/c_cfs.html	09/01/2018	1 Year	Yes
Gold	CID002761	SAAMP	Paris, Île-de-France	FRANCE	http://www.conflictfreesourcing.org/media/docs/ConflictMineralsPolicy_SAAMP.docx	04/28/2020	3 Years			Yes
Gold	CID002973	Safimet S.p.A	Arezzo, Toscana	ITALY		08/21/2019	3 Years			Yes
Gold	CID002290	SAFINA A.S.	Vestec, Praha-západ	CZECHIA	https://www.safina.cz/safina-supply-chain-policy	10/09/2020	1 Year
Gold	CID001555	Samduck Precious Metals	Namdong, Incheon-gwangyeoksi	KOREA, REPUBLIC OF	http://www.samduckmetal.com/%EB%B6%84%EC%9F%81%EA%B4%91%EB%AC%BC%EC%A0%95%EC%B1%85	09/11/2019	3 Years
Gold	CID002777	SAXONIA Edelmetalle GmbH	Halsbrücke, Sachsen	GERMANY	https://saxonia.de/wp-content/uploads/2021-01-Supply-Chain-Due-Diligence-Policy.pdf	01/19/2021	1 Year
Gold	CID001585	SEMPSA Joyeria Plateria S.A.	Madrid, Madrid, Comunidad de	SPAIN	http://www.sempsajp.com/fileadmin/dateien-global/Mikel/Gold_Supply_Chain_Policy_2014.pdf	09/25/2021	3 Years		Yes	Yes
Gold	CID001916	Shandong Gold Smelting Co., Ltd.	Laizhou, Shandong Sheng	CHINA	http://www.sdhjgf.com.cn/	08/12/2021	1 Year		Yes
Gold	CID001622	Shandong Zhaojin Gold & Silver Refinery Co., Ltd.	Zhaoyuan, Shandong Sheng	CHINA	http://www.zhaojin.cn/core/control/common/down.jsp?filename=/upload/file/2019/03/08/6bb871c1c5e747378a6071d9c88daf17.pdf&title=%E6%8B%9B%E9%87%91%E4%BE%9B%E5%BA%94%E9%93%BE%E5%B0%BD%E8%81%8C%E8%B0%83%E6%9F%A5%E8%A7%84%E5%88%99	11/18/2020	1 Year		Yes
Gold	CID001736	Sichuan Tianze Precious Metals Co., Ltd.	Chengdu, Sichuan Sheng	CHINA	http://www.txyjy.com/Uploadfiles/Files/2019-12-6/20191261654559363.docx	08/12/2021	1 Year		Yes
Gold	CID002516	Singway Technology Co., Ltd.	Dayuan, Taoyuan	TAIWAN, PROVINCE OF CHINA	http://www.sing-way.com/cdata.asp?id=94	08/07/2018	3 Years
Gold	CID001756	SOE Shyolkovsky Factory of Secondary Precious Metals	Shyolkovo, Moskovskaja oblast'	RUSSIAN FEDERATION	http://zavodvdm.ru/upload/iblock/34b/Gold%20SC%20Policy.PDF	11/13/2020	1 Year		Yes
Tin	CID001758	Soft Metais Ltda.	Bebedouro, São Paulo	BRAZIL	http://www.softmetais.com.br/downloads/Soft_Metais_Conflict_Free_Policy_23.05.19.pdf	04/11/2019	3 Years
Gold	CID001761	Solar Applied Materials Technology Corp.	Tainan City, Tainan	TAIWAN, PROVINCE OF CHINA	http://www.solartech.com.tw/en/responsibility_metal.html	05/18/2021	1 Year		Yes
Tantalum	CID001769	Solikamsk Magnesium Works OAO	Solikamsk, Permskiy kray	RUSSIAN FEDERATION	http://смз.рф/en/manag_system/Conflict_Free_Raw_Materials_Purchasing_Policy.pdf	10/31/2018	3 Years	Yes
Gold	CID001798	Sumitomo Metal Mining Co., Ltd.	Saijo, Wehime	JAPAN	https://www.smm.co.jp/E/csr/management/supplychain/pdf/ConflictMaterial.pdf	08/30/2021	1 Year		Yes
Gold	CID002918	SungEel HiMetal Co., Ltd.	Gunsan-si, Jeollabuk-do	KOREA, REPUBLIC OF	http://www.sungeel.com/page/support_policy.php?lang=en	03/10/2020	3 Years
Cobalt	CID003338	SungEel HiTech Co., Ltd.	Gunsan-si, Jeollabuk-do	KOREA, REPUBLIC OF	http://www.sungeelht.com/guarantee4.php	11/23/2018	3 Years
Gold	CID002580	T.C.A S.p.A	Capolona, Toscana	ITALY	http://www.tcaspa.com/File+download/19/Policy+on+responsibly-sourced+metals+A4.pdf	07/08/2021	1 Year		Yes
Tantalum	CID001869	Taki Chemical Co., Ltd.	Harima, Hyogo	JAPAN	https://www.takichem.co.jp/products/chem/functional/pdf/tantalum.pdf	09/25/2020	1 Year
Gold	CID001875	Tanaka Kikinzoku Kogyo K.K.	Hiratsuka, Kanagawa	JAPAN	https://www.tanaka.co.jp/english/sourcing_policy/	08/16/2021	1 Year		Yes
Tantalum	CID002544	TANIOBIS Co., Ltd.	Map Ta Phut, Rayong	THAILAND	http://www.hcstarck-tantalum-niobium.com/file/ae23e4b662f17bc80162fcc6bfaf5d52.en.0/public%20due%20diligence%20report%202018.pdf	11/28/2019	1 Year	Yes
Tantalum	CID002545	TANIOBIS GmbH	Goslar, Niedersachsen	GERMANY	https://www.hcstarck-tantalum-niobium.com/file/ae23e4b662f17bc80162fcc6bfaf5d52.en.0/raw%20material%20policy%20for%20hcst%20tanb%20group.pdf	11/14/2019	1 Year	Yes
Tantalum	CID002549	TANIOBIS Japan Co., Ltd.	Mito, Ibaraki	JAPAN	https://www.hcstarck-tantalum-niobium.com/file/ae23e4b662f17bc80162fcc6bfaf5d52.en.0/raw%20material%20policy.pdf	12/06/2019	1 Year	Yes
Tungsten	CID002542	TANIOBIS Smelting GmbH & Co. KG	Laufenburg, Baden-Württemberg	GERMANY	https://www.hcstarck-tantalum-niobium.com/file/ae23e4b662f17bc80162fcc6bfaf5d52.en.0/raw%20material%20policy%20for%20hcst%20tanb%20group.pdf	11/14/2019	1 Year	Yes
Tantalum	CID002550	TANIOBIS Smelting GmbH & Co. KG	Laufenburg, Baden-Württemberg	GERMANY	https://www.hcstarck-tantalum-niobium.com/file/ae23e4b662f17bc80162fcc6bfaf5d52.en.0/raw%20material%20policy%20for%20hcst%20tanb%20group.pdf	11/19/2019	1 Year	Yes
Tantalum	CID001891	Telex Metals	Croydon, Pennsylvania	UNITED STATES OF AMERICA	http://telexmetals.com/conflict-free-policy/	09/22/2020	1 Year	Yes
Tin	CID002834	Thai Nguyen Mining and Metallurgy Co., Ltd.	Thai Nguyen, Thái Nguyên	VIET NAM	http://vimluki.vn/Chitietdonvi.aspx?iddonvi=V3&idbv=61	11/29/2019	1 Year
Tin	CID001898	Thaisarco	Amphur Muang, Phuket	THAILAND	https://www.thaisarco.com/Home/SupplyChain	02/26/2020	1 Year	Yes
Tin	CID003325	Tin Technology & Refining	West Chester, Pennsylvania	UNITED STATES OF AMERICA	http://www.tintech.com/wp-content/uploads/2018/05/Supply-Chain-Policy-Statement.pdf	08/25/2019	3 Years
Gold	CID001938	Tokuriki Honten Co., Ltd.	Kuki, Saitama	JAPAN	https://www.tokuriki-kanda.co.jp/company/pdf/corporate-conflict-minerals-eng-001.pdf?20200529	04/23/2021	1 Year		Yes
Gold	CID002615	TOO Tau-Ken-Altyn	Astana, Almaty	KAZAKHSTAN	http://taukenaltyn.kz/wp-content/uploads/2019/09/Политика-по-ответственному-отношению-к-цепочкам-поставок-золота-TKA-RG-policy.pdf	06/06/2021	1 Year		Yes
Gold	CID001955	Torecom	Asan, Chungcheongnam-do	KOREA, REPUBLIC OF	http://www.responsiblemineralsinitiative.org/media/docs/SupplyChainPolicy_Torecom.pdf	05/18/2016	3 Years	Yes
Tantalum	CID001969	Ulba Metallurgical Plant JSC	Ust-Kamenogorsk, Qaraghandy oblysy	KAZAKHSTAN	http://www.ulba.kz/en/files/production3_06.doc	02/26/2021	1 Year
Cobalt	CID003226	Umicore Finland Oy	Kokkola, Mellersta Österbotten	FINLAND	http://www.freeportcobalt.com/assets/fc/pdf/CobaltSupplyChainPolicy.pdf	07/30/2019	1 Year
Cobalt	CID003228	Umicore Olen	Olen, Antwerp	BELGIUM	http://www.umicore.com/storage/main/conflictmineralspolicy.pdf	05/08/2019	1 Year
Gold	CID002314	Umicore Precious Metals Thailand	Khwaeng Dok Mai, Krung Thep Maha Nakhon	THAILAND	http://www.umicore.com/storage/main/conflictmineralspolicy.pdf	06/21/2019	3 Years			Yes
Gold	CID001980	Umicore S.A. Business Unit Precious Metals Refining	Hoboken, Antwerpen	BELGIUM	http://www.umicore.com/storage/main/conflictmineralspolicy.pdf	07/30/2021	1 Year		Yes
Tungsten	CID002724	Unecha Refractory metals plant	Unecha, Bryanskaya oblast'	RUSSIAN FEDERATION	https://wmcy.ru/wp-content/uploads/2019/11/conflict-minerals-policy.jpg	07/20/2016	3 Years	Yes
Gold	CID001993	United Precious Metal Refining, Inc.	Alden, New York	UNITED STATES OF AMERICA	https://www.unitedpmr.com/supply-chain-due-diligence-policy/	11/20/2020	1 Year
Gold	CID002003	Valcambi S.A.	Balerna, Ticino	SWITZERLAND	http://www.valcambi.com/fileadmin/media/valcambi/PDF_files/Valcambi_Responsible_Gold_Policy_Statement_4.pdf	07/05/2020	3 Years		Yes	Yes
Gold	CID002030	Western Australian Mint (T/a The Perth Mint)	Newburn, Western Australia	AUSTRALIA	http://www.perthmint.com.au//documents/Conflict_Metals_and_Supply_Chain_Policy_July_2015_vX.pdf	12/08/2020	1 Year		Yes
Tin	CID002036	White Solder Metalurgia e Mineracao Ltda.	Ariquemes, Rondônia	BRAZIL	http://whitesolder.com.br/politica-de-conflito-de-minerais/?lang=en	03/20/2018	3 Years	Yes
Gold	CID002778	WIELAND Edelmetalle GmbH	Pforzeim, Baden-Wurttemberg	GERMANY	https://www.wieland-edelmetalle.de/wordpress/wp-content/uploads/2020/03/2020-03-Supply-Chain-Due-Diligence-Policy.pdf	12/18/2019	3 Years			Yes
Tungsten	CID002044	Wolfram Bergbau und Hutten AG	St. Martin i-S, Steiermark	AUSTRIA	https://www.wolfram.at/wp-content/uploads/2020/07/WBH-statement-of-responsible-raw-material-sourcing-16-jul-2020.pdf	08/12/2021	1 Year
Tungsten	CID002843	Woltech Korea Co., Ltd.	Gyeongju-si, Gyeongsangbuk-do	KOREA, REPUBLIC OF	http://www.woltech.co.kr/bbs/content.php?co_id=epolicy	04/26/2016	3 Years
Tungsten	CID002320	Xiamen Tungsten (H.C.) Co., Ltd.	Xiamen, Fujian Sheng	CHINA	http://www.cxtc.com/News_info.aspx?Id=1482	04/22/2021	1 Year
Tungsten	CID002082	Xiamen Tungsten Co., Ltd.	Xiamen, Fujian Sheng	CHINA	http://www.cxtc.com/News_info.aspx?Id=1264	05/25/2020	3 Years
Tantalum	CID000616	XIMEI RESOURCES (GUANGDONG) LIMITED	Yingde, Guangdong Sheng	CHINA	https://www.ximeigroup.com/social	07/02/2021	1 Year
Tungsten	CID002830	Xinfeng Huarui Tungsten & Molybdenum New Material Co., Ltd.	Ganzhou, Jiangxi Sheng	CHINA	http://www.xfhrwm.com/view1-23.html	08/13/2019	3 Years
Tantalum	CID002508	XinXing HaoRong Electronic Material Co., Ltd.	YunFu City, Guangdong Sheng	CHINA		12/27/2019	1 Year
Gold	CID002100	Yamakin Co., Ltd.	Konan, Kochi	JAPAN	http://www.yamakin-gold.co.jp/e/basic_policy/supply_of_raw_materials.html	11/18/2018	1 Year	Yes
Tantalum	CID001522	Yanling Jincheng Tantalum & Niobium Co., Ltd.	Zhuzhou, Hunan Sheng	CHINA	http://www.jinchengtn.com/s--141.html	04/26/2021	1 Year
Gold	CID002129	Yokohama Metal Co., Ltd.	Sagamihara, Kanagawa	JAPAN	http://www.yk-metal.com/topics/conflict%20mineral%20management%20policy.pdf	10/12/2016	3 Years	Yes
Tin	CID002158	Yunnan Chengfeng Non-ferrous Metals Co., Ltd.	Gejiu, Yunnan Sheng	CHINA	http://www.yhtin.cn/news/80.html	12/12/2018	1 Year	Yes
Tin	CID003397	Yunnan Yunfan Non-ferrous Metals Co., Ltd.	Gejiu, Yunnan Sheng	CHINA	https://www.internationaltin.org.cn/news/show/contentid/370.html	06/23/2020	1 Year
Cobalt	CID003225	Zhejiang Huayou Cobalt Company Limited	Tongxiang, Zhejiang Sheng	CHINA	https://www.huayou.com/social111.html?introId=59	10/18/2019	1 Year
Gold	CID002224	Zhongyuan Gold Smelter of Zhongjin Gold Corporation	Sanmenxia, Henan Sheng	CHINA	http://www.conflictfreesourcing.org/media/docs/CFSP_Zhongyuan_CMPolicy.pdf	01/19/2021	1 Year		Yes

Metal	Smelter_ID	Standard_Smelter_Name	Company_State_Province_Region	Country_Location
Cobalt	CID003927	Anhui Hanrui New Materials Co., Ltd.	Chuzhou, Anhui Sheng	CHINA
Cobalt	CID003481	Chizhou CN New Materials and Technology Co., Ltd.	Chizhou, Anhui Sheng	CHINA
Cobalt	CID003209	Gem (Jiangsu) Cobalt Industry Co., Ltd.	Taixing, Jiangsu Sheng	CHINA
Cobalt	CID003213	Guangxi Yinyi Advanced Material Co., Ltd.	Yulin, Guangxi Zhuangzu Zizhiqu	CHINA
Cobalt	CID003610	Guizhou CNGR Resource Recycling Industry Development Co., Ltd.	Tongren, Guizhou Sheng	CHINA
Cobalt	CID003467	Hunan Shiji Yintian New Material Co., Ltd.	Yiyang, Hunan Sheng	CHINA
Cobalt	CID003404	Hunan Yacheng New Materials Co., Ltd.	Changsha, Hunan Sheng	CHINA
Cobalt	CID003293	Jiangsu Xiongfeng Technology Co., Ltd.	Haimen, Jiangsu Sheng	CHINA
Cobalt	CID003377	Jiangxi Jiangwu Cobalt industrial Co., Ltd.	Ganzhou, Jiangxi Sheng	CHINA
Cobalt	CID003233	JSC Kolskaya Mining and Metallurgical Company (Kola MMC)	Monchegorsk, Murmanskaya oblast'	RUSSIAN FEDERATION
Cobalt	CID003275	La Compagnie de Traitement des Rejets de Kingamyambo S.A.	Lubumbashi, Haut-Katanga	CONGO, DEMOCRATIC REPUBLIC OF THE
Cobalt	CID003704	LLC Vostok	Kostroma, Kostromskaya oblast'	RUSSIAN FEDERATION
Cobalt	CID003221	Nantong Xinwei Nickel Cobalt Technology Development Co., Ltd.	Haimei, Jiangsu Sheng	CHINA
Cobalt	CID003390	NORILSK NICKEL HARJAVALTA OY	Harjavalta, Satakunta	FINLAND
Cobalt	CID003266	Societe pour le Traitment du Terril de Lubumbashi (STL)	Lubumbashi, Haut-Katanga	CONGO, DEMOCRATIC REPUBLIC OF THE
Cobalt	CID003215	Tianjin Maolian Science & Technology Co., Ltd.	Tianjin, Tianjin Shi	CHINA
Cobalt	CID003526	Zhejiang Zhongjin Greatpower Lithium-Battery Industrial Corporation Co., Ltd.	Shaoxing, Zhejiang Sheng	CHINA
Cobalt	CID003211	Zhuhai Kelixin Metal Materials Co., Ltd.	Zhuhai, Guangdong Sheng	CHINA
Copper	CID003805	Societe pour le Traitment du Terril de Lubumbashi (STL)	Lubumbashi, Haut-Katanga	CONGO, DEMOCRATIC REPUBLIC OF THE
Gold	CID003500	Alexy Metals	Mentor, Ohio	UNITED STATES OF AMERICA
Gold	CID003461	Augmont Enterprises Private Limited	Mumbai, Mahārāshtra	INDIA
Gold	CID003421	C.I Metales Procesados Industriales SAS	Cota, Cundinamarca	COLOMBIA
Gold	CID002852	GGC Gujrat Gold Centre Pvt. Ltd.	Ahmedabad, Gujarat	INDIA
Gold	CID003529	Sancus ZFS (L’Orfebre, SA)	Barranquilla, Atlántico	COLOMBIA
Gold	CID003615	WEEEREFINING	Tourville-les-Ifs, Normandie	FRANCE
Mica	CID003512	Yamaguchi Mica	Toyokawa, Aichi	JAPAN
Nickel	CID003958	Joint-Stock Company Kola Mining and Metallurgical Company (JSC Kola MMC)	Monchegorsk town, Murmanskaya oblast'	RUSSIAN FEDERATION
Nickel	CID003928	Murrin Murrin Nickel Cobalt Plant	Perth, Western Australia	AUSTRALIA
Tin	CID003486	CRM Fundicao De Metais E Comercio De Equipamentos Eletronicos Do Brasil Ltda	São José, Santa Catarina	BRAZIL
Tin	CID003524	CRM Synergies	Toledo, Toledo	SPAIN
Tin	CID002455	CV Venus Inti Perkasa	Pangkal Pinang, Kepulauan Bangka Belitung	INDONESIA
Tin	CID000448	Estanho de Rondonia S.A.	Ariquemes, Rondônia	BRAZIL
Tin	CID001305	Novosibirsk Processing Plant Ltd.	Novosibirsk, Novosibirskaya oblast'	RUSSIAN FEDERATION
Tin	CID001428	PT Bukit Timah	Pangkal Pinang, Kepulauan Bangka Belitung	INDONESIA
Tin	CID002696	PT Cipta Persada Mulia	Batam, Kepulauan Riau	INDONESIA
Tin	CID003380	PT Masbro Alam Stania	Sungailiat, Kepulauan Bangka Belitung	INDONESIA
Tin	CID003449	PT Mitra Sukses Globalindo	Pangkalpinang, Kepulauan Bangka Belitung	INDONESIA
Tin	CID002816	PT Sukses Inti Makmur	Sungai Samak, Kepulauan Bangka Belitung	INDONESIA
Tin	CID001486	PT Timah Nusantara	Tempilang, Kepulauan Bangka Belitung	INDONESIA
Tin	CID002756	Super Ligas	Piracicaba, São Paulo	BRAZIL
Tin	CID002180	Tin Smelting Branch of Yunnan Tin Co., Ltd.	Gejiu, Yunnan Sheng	CHINA
Tungsten	CID003427	Albasteel Industria e Comercio de Ligas Para Fundicao Ltd.	Sao Paulo, São Paulo	BRAZIL
Tungsten	CID003417	Jingmen Dewei GEM Tungsten Resources Recycling Co., Ltd.	Shenzhen, Guangdong Sheng	CHINA
Tungsten	CID003408	JSC "Kirovgrad Hard Alloys Plant"	Kirovgrad, Sverdlovskaya oblast'	RUSSIAN FEDERATION
Tungsten	CID003643	LLC Vostok	Kostroma, Kostromskaya oblast'	RUSSIAN FEDERATION
Tungsten	CID003416	NPP Tyazhmetprom LLC	Kopeysk, Chelyabinskaya Oblast'	RUSSIAN FEDERATION
Tungsten	CID003614	OOO “Technolom” 1	Ramenskoe, Moskovskaja oblast'	RUSSIAN FEDERATION
Tungsten	CID003612	OOO “Technolom” 2	Ramenskoe, Moskovskaja oblast'	RUSSIAN FEDERATION
Zinc	CID003806	Societe pour le Traitment du Terril de Lubumbashi (STL)	Lubumbashi, Haut-Katanga	CONGO, DEMOCRATIC REPUBLIC OF THE